UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 22, 2022
Date of Report (Date of earliest event reported)

QOMOLANGMA ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-41518	86-3733656
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

1178 Broadway, 3rd Floor
New York, NY 10001
(Address of Principal Executive Offices, and Zip Code)

(646) 791-7587
Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Share of Common Stock, $0.0001 par value, one redeemable warrant, and one right	QOMOU	The Nasdaq Stock Market LLC

Shares of Common Stock, $0.0001 par value	QOMO	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one Share of Common Stock, at an exercise price of $11.50 per share	QOMOW	The Nasdaq Stock Market LLC

Rights to receive one-tenth (1/10th) of one Share of Common Stock	QOMOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 22, 2022, Qomolangma Acquisition Corp. (the “Company”) announced that, commencing Friday, November 25, 2022, holders of the units sold in the Company’s initial public offering (the “Units”) may commence separate trading of the underlying component securities. The underlying securities are shares of common stock, rights and redeemable warrants.

The shares of common stock, rights and warrants that are separated will trade on the NASDAQ Capital Market (“Nasdaq”) under the symbols “QOMO,” “QOMOR” and “QOMOW,” respectively. Holders of Units will need to have their securities brokers contact American Stock Transfer & Trust Company, LLC at 6201 15th Avenue, Brooklyn, NY 11219, the Company’s transfer agent, in order to separate the Units into shares of common stock, rights and warrants. Those Units not separated will continue to trade on Nasdaq under the symbol “QOMOU”.

The Company consummated its initial public offering on October 4, 2022, consisting of 5,000,000 Units, and subsequently, on October 7, 2022, issued an additional 273,000 Units pursuant to the partial exercise by the underwriter of its over-allotment option. Each Unit consists of one share of common stock of the Company, par value $0.0001 (the “Common Stock”), one redeemable warrant, which is exercisable for one share of Common Stock at a price of $11.50 per share, and one right to receive one-tenth (1/10th) of one share of Common Stock upon the consummation of the Company’s initial business combination. The Units were initially offered by the Company in an underwritten offering through Ladenburg Thalmann & Co. Inc., which acted as the sole book runner for the offering.

Copies of the registration statement and final prospectus can be accessed through the SEC’s website at www.sec.gov.

On November 22, 2022, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the split of trading of the Units.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated November 22, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Qomolangma Acquisition Corp.

Dated: November 22, 2022	By:	/s/ Jonathan P. Myers
	Name:	Jonathan P. Myers
	Title:	Chief Executive Officer